UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of Earliest Event Reported):  April 17, 2003

ADVANCED MAGNETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 0-14732	04-2742593
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 497-2070

Item 9.  Regulation FD Disclosure.

On April 17, 2003, Advanced Magnetics, Inc. announced its financial results for the second fiscal quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.  This information is being provided under Item 12 (Results of Operations and Financial Condition) in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By:	/s/ James A. Matheson
Name: James A. Matheson
Title: Vice President of Finance

Dated:  April 17, 2003